Exhibit 99.2

SUPPLEMENTAL FINANCIAL INFORMATION FOR THREE AND TWELVE MONTHS ENDED DECEMBER 31, 2024

March 12, 2025

60 Cutter Mill Rd., Great Neck, NY 11021

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
We consider some of the information set forth herein to contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, with respect to our expectations for future periods. Forward-looking statements do not discuss historical fact, but instead include statements related to expectations, projections, intentions or other items related to the future. Such forward-looking statements include, without limitation, statements regarding expected operating performance and results, property acquisition and disposition activity, joint venture activity, development and value add activity and other capital expenditures, and capital raising and financing activity, as well as revenue and expense growth, occupancy, interest rate and other economic expectations. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “forecasts,” “projects,” “assumes,” “will,” “may,” “could,” “should,” “budget,” “target,” “outlook,” “opportunity,” “guidance” and variations of such words and similar expressions are intended to identify such forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which are in some cases, beyond our control, which may cause our actual results, performance or achievements to be materially different from the results of operations, financial conditions or plans expressed or implied by such forward-looking statements. Although we believe that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore such forward-looking statements included in this report may not prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements or our objectives and plans will be achieved and investors are cautioned not to place undue reliance on such information.
The following factors, among others, could cause our actual results, performance or achievements to differ materially from those expressed or implied in the forward-looking statements:

•inability to generate sufficient cash flows due to unfavorable economic and market conditions (e.g., inflation, volatile interest rates and the possibility of a recession), changes in supply and/or demand, competition, uninsured losses, changes in tax and housing laws or other factors;
•adverse changes in real estate markets, including, but not limited to, the extent of future demand for multifamily units in our significant markets, barriers of entry into new markets which we may seek to enter in the future, limitations on our ability to increase or collect rental rates, competition, our ability to identify and consummate attractive acquisitions and dispositions on favorable terms, and our ability to reinvest sale proceeds in a manner that generates favorable returns;
•general and local real estate conditions, including any changes in the value of our real estate;
•decreasing rental rates or increasing vacancy rates;
•challenges in acquiring properties (including challenges in buying properties directly without the participation of joint venture partners and the limited number of multi-family property acquisition opportunities available to us), which acquisitions may not be completed or may not produce the cash flows or income expected;
•the competitive environment in which we operate, including competition that could adversely affect our ability to acquire properties and/or limit our ability to lease apartments or increase or maintain rental rates;
•exposure to risks inherent in investments in a single industry and sector;
•the concentration of our multi-family properties in the Southeastern United States and Texas, which makes us more susceptible to adverse developments in those markets;

•increases in expenses over which we have limited control, such as real estate taxes, insurance costs and utilities, due to inflation and other factors;
•impairment in the value of real estate we own;
•failure of property managers to properly manage properties;
•accessibility of debt and equity capital markets;
•disagreements with, or misconduct by, joint venture partners;
•inability to obtain financing at favorable rates, if at all, or refinance existing debt as it matures;
•level and volatility of interest or capitalization rates or capital market conditions;
•extreme weather and natural disasters such as hurricanes, tornadoes and floods;
•lack of or insufficient amounts of insurance to cover, among other things, losses from catastrophes;
•risks associated with acquiring value-add multi-family properties, which involves greater risks than more conservative approaches;
•events giving rise to increases in our current expected credit loss reserve;
•the condition of Fannie Mae or Freddie Mac, which could adversely impact us;
•changes in Federal, state and local governmental laws and regulations, including laws and regulations relating to taxes and real estate and related investments;
•our failure to comply with laws, including those requiring access to our properties by disabled persons, which could result in substantial costs;
•board determinations as to timing and payment of dividends, if any, and our ability or willingness to pay future dividends;
•our ability to satisfy the complex rules required to maintain our qualification as a REIT for federal income tax purposes;
•possible environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of properties presently owned or previously owned by us or a subsidiary owned by us or acquired by us;
•our dependence on information systems and risks associated with breaches of such systems;
•disease outbreaks and other public health events, and measures that are taken by federal, state, and local governmental authorities in response to such outbreaks and events;
•impact of climate change on our properties or operations;
•risks associated with the stock ownership restrictions of the Internal Revenue Code of 1986, as amended (the "Code") for REITs and the stock ownership limit imposed by our charter; and
•the other factors described in the reports we file with the SEC, including those set forth in our Annual Report on Form 10-K under the captions "Item 1. Business," "Item 1A. Risk Factors," and "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations".

We undertake no obligation to update or revise the information herein, whether as a result of new information, future events or circumstances, or otherwise.

Units under rehabilitation for which we have received or accrued rental income from business interruption insurance, while not physically occupied, are treated as leased (i.e., occupied) at rental rates in effect at the time of the casualty.
We use pro rata (as defined under "Non-GAAP Financial Measures and Definitions") to help the reader gain a better understanding of our unconsolidated joint ventures. However, the use of pro rata information has certain limitations and is not representative of our operations and accounts as presented in accordance with GAAP. Accordingly, pro rata information should be used with caution and in conjunction with the GAAP data presented herein and in our reports filed with the SEC.

2

BRT Apartments Corp. (NYSE: BRT)

Fourth Quarter and Full Year 2024 and Subsequent Highlights
•Reported results for the fourth quarter of 2024 of net loss of $2.1 million, or $(0.11) per diluted share, Funds from Operations, or FFO, of $0.27 per diluted share and Adjusted Funds from Operations, or AFFO, of $0.37 per diluted share.
•Reported results for 2024 of net loss of $9.8 million, or $(0.52) per diluted share, Funds from Operations, or FFO, of $1.12 per diluted share and Adjusted Funds from Operations, or AFFO, of $1.43 per diluted share.
•Equity in earnings of unconsolidated joint ventures was $658,000 in the fourth quarter of 2024 and $1.6 million for 2024.
•Combined Portfolio NOI decreased 4.6% for the fourth quarter and decreased 0.2% for 2024 compared to the prior year.
•Combined Portfolio NOI, net loss, FFO and AFFO results were in line with the operational environment the Company previously outlined in its 2024 outlook.
•Repurchased 10,286 shares during the fourth quarter at a weighted average price of $17.80, bringing the total shares repurchased in 2024 to 193,529 at a weighted average price of $18.07.
•Maintained revolving credit facility of up to $40.0 million, with $0 outstanding, and maturity in September 2027, which was modified in the third quarter 2024 to reduce the borrowing capacity from $60.0 million to $40.0 million.
•Closed a $27.4 million, seven-year mortgage at an interest rate of 5.22% secured by the Company’s Woodland Trails – LaGrange, Georgia property in the third quarter of 2024.
•Used proceeds from the Woodlands Trails financing to provide $18.3 million in Preferred Equity as part of the investment in “The Reserve at Beaumont Oaks”, in Wilmington, NC, and the Charlestowne Apartments, in Kennesaw, GA, both at a 13% all in rate compounded monthly, with 6.0% current pay and a 7.0% hurdle return for Beaumont Oaks and 6.5% current pay and a 6.5% hurdle return for Charlestowne.
•Declared a dividend of $0.25 per share for the first quarter of 2025.

See the reconciliations provided later in this supplemental of FFO, AFFO and Combined Portfolio NOI, to net income, as calculated in accordance with GAAP, and the definitions of such terms under "Non-GAAP Financial Measures and Definitions."

Full Year 2025 Outlook
•The operational environment in BRT’s Combined Portfolio is expected to be consistent with other Sunbelt-focused operators with new supply muting new and renewal lease rent growth until 2026 as the new supply is absorbed.
•BRT intends to emphasize stable average occupancy within the portfolio until it can achieve a lift in rental rates.

•Controllable expense growth is expected to grow modestly compared to 2024 and insurance expense is expected to decline.
•The Board of Directors approved an extension of the share repurchase program through December 2026 and increased the value of the shares to be repurchased to $10 million. From January 1, 2025 through February 28, 2025, the Company has purchased 65,018 shares at a weighted average price of $17.49.
•BRT’s balance sheet has no debt maturities until the third quarter of 2025, improved pricing and $40 million availability on its credit facility to deploy.
•The Company expects to pursue additional Preferred Equity financing opportunities, like the Charlestowne Apartments and The Reserve at Beaumont Oaks transactions done in 2024.
•The Company will remain patient on asset growth in the near term but is cautiously optimistic that it may find additional opportunities to deploy its available liquidity for capital situations and/or asset acquisitions in 2025.
•Long-term, the Company continues to believe the Sunbelt offers compelling advantages due to the predominance of pro-business states, along with better population and job growth from migration patterns and business investment.
•With new supply growth expected to moderate in Sunbelt markets in 2025 and 2026, the Company expects a disciplined capital allocation strategy, with a focus on stabilizing occupancy in a challenging leasing environment in 2025 and anticipates better growth in 2026 for new investment opportunities.

BRT Apartments Corp. (NYSE: BRT)
Financial Highlights
_________________________________________________________________________________________________________

	As of December 31,
	2024	2023
Market capitalization (thousands)	$338,657	$345,439
Shares outstanding (thousands)	18,783	18,582
Closing share price	$18.03	$18.59
Quarterly dividend declared per share	$0.25	$0.25

	Quarter ended December 31,
	Combined		Consolidated		Unconsolidated
	2024	2023	2024	2023	2024	2023
Properties owned (1)	29	28	21	21	8	7
Units	7,947	7,707	5,420	5,420	2,527	2,287
Quarter Average occupancy	93.6%	93.4%	93.7%	93.5%	93.6%	93.0%
Quarter Average monthly rental revenue per occupied unit	$1,405	$1,404	$1,371	$1,362	$1,487	$1,504
_______________________________ (1) The increase in properties owed is due to the inclusion of Stono Oaks, which is in lease-up in 2024 and was in development in 2023.

	Three months ended December 31,		Twelve months ended December 31,
Per share data	2024 (Unaudited)	2023 (Unaudited)	2024	2023
(Loss) earnings per share basic and diluted	$(0.11)	$(0.11)	$(0.52)	$0.16
FFO per share of common stock (diluted) (1)	$0.28	$0.34	$1.12	$1.19
AFFO per share of common stock (diluted) (1)	$0.37	$0.38	$1.43	$1.52

	As of December 31,
	2024	2023
Debt to Enterprise Value (2)	66%	65%

(1) See the reconciliation of Funds From Operations, or FFO, and Adjusted Funds From Operations, or AFFO, to net income, as calculated in accordance with
GAAP, and the definitions of such terms under "Non-GAAP Financial Measures and Definitions."
(2) Enterprise Value is equal to debt plus market capitalization less cash and cash equivalents, including BRT's pro-rata share of cash and cash equivalents at the unconsolidated Joint Ventures. Cash and cash equivalents excludes restricted cash. Debt is equal to 100% of the debt at the consolidated properties and BRT's pro-rata share of debt at the unconsolidated joint ventures. See "Non-GAAP Financial Measures and Definitions" for an explanation of "pro-rata share."

BRT Apartments Corp. (NYSE: BRT)
Components of Net Asset Value
As of December 31, 2024

(all in thousands)
____________________________________________________________________________________________________________________

Net Operating Income (1)
Consolidated	$51,218
Unconsolidated (Pro rata)	11,877
Total Net Operating Income	$63,095

OTHER ASSETS
Cash and Cash Equivalents	$27,856
Cash and Cash Equivalents - Unconsolidated pro rata	2,315
Loans	17,667
Restricted Cash	3,221
Other Assets	17,460
Other Assets - Unconsolidated pro rata	2,822
Total Cash and Other Assets	$71,341

OTHER LIABILITIES
Accounts Payable and Accrued Liabilities	$24,915
Accounts Payable and Accrued Liabilities - Unconsolidated pro rata	2,160
Total Other Liabilities	$27,075

DEBT SUMMARY
Mortgages Payable, net of deferred costs:
Consolidated	$446,471
Unconsolidated (Pro rata)	115,735
Total Mortgages Payable	$562,206

Credit Facility	—
Subordinated Notes	37,163
Total Debt Outstanding	$599,369

Common Shares Outstanding	18,783

_____________________________________________
(1) See the Appendix for a reconciliation of the non-GAAP amounts presented to GAAP amounts

BRT Apartments Corp. (NYSE: BRT)
Results of Operations
(dollars in thousands except per share data)

_____________________________________________________________________________________________________________________

	Three months Ended December 31, (Unaudited)		Twelve months Ended December 31,
	2024	2023	2024	2023
Revenues:
Rental revenue and other revenue from other real estate properties	$23,520	$23,365	$94,773	$93,069
Other income	449	143	857	548
Total revenues	23,969	23,508	95,630	93,617
Expenses:
Real estate operating expenses	10,943	10,256	43,555	41,821
Interest expense	5,828	5,584	22,596	22,161
General and administrative	3,819	3,513	15,595	15,433
Provision for credit loss	270	—	270	—
Depreciation and amortization	6,526	6,389	25,926	28,484
Total expenses	27,386	25,742	107,942	107,899
Total revenues less total expenses	(3,417)	(2,234)	(12,312)	(14,282)
Equity in earnings of unconsolidated joint ventures	658	588	1,644	2,293
Equity in earnings from sale of unconsolidated joint venture properties	—	—	—	14,744
Gain on sale of real estate	806	—	806	604
Casualty loss	—	(323)	—	(323)
Insurance recovery of casualty loss	—	317	—	793
Gain on insurance recovery	—	—	—	240
(Loss) income from continuing operations	(1,953)	(1,652)	(9,862)	4,069
Income tax provision (benefit)	71	49	(226)	54
Net (loss) income from continuing operations, net of taxes	(2,024)	(1,701)	(9,636)	4,015
Income attributable to non-controlling interests	(46)	(36)	(155)	(142)
Net (loss) income attributable to common stockholders	$(2,070)	$(1,737)	$(9,791)	$3,873

Weighted average number of shares of common stock outstanding:
Basic	17,848,134	17,608,708	17,752,226	17,918,270
Diluted	17,848,134	17,608,708	17,752,226	17,948,276

Per share amounts attributable to common stockholders:
Basic	$(0.11)	$(0.11)	$(0.52)	$0.16
Diluted	$(0.11)	$(0.11)	$(0.52)	$0.16

BRT Apartments Corp. (NYSE: BRT)
Operating Results of Unconsolidated Properties
(dollars in thousands)

_____________________________________________________________________________________________________________________

	Three months Ended December 31, (Unaudited)		Twelve months Ended December 31,
	2024	2023	2024	2023
Revenues:
Rental and other revenue	$11,653	$10,541	$45,182	$44,785
Total revenues	11,653	10,541	45,182	44,785

Expenses:
Real estate operating expenses	5,378	4,742	21,840	20,577
Interest expense	2,849	2,211	11,357	9,268
Depreciation	3,159	2,570	11,873	10,403
Total expenses	11,386	9,523	45,070	40,248
Total revenues less total expenses	267	1,018	112	4,537
Other equity earnings	209	7	235	126
Gain on insurance recoveries	—	—	—	65
Gain on sale of real estate properties	—	—	—	38,418
Loss on extinguishment of debt	—	—	—	(561)
Net income from joint ventures	$476	$1,025	$347	$42,585

BRT equity in earnings and equity in earnings from sale of unconsolidated joint venture properties	$658	$588	$1,644	$17,037

BRT Apartments Corp. (NYSE: BRT)
Funds from Operations
(dollars in thousands)
____________________________________________________________________________________________________________________

	Three months ended December 31,		Twelve months Ended December 31,
	2024	2023	2024	2023
GAAP Net (loss) income attributable to common stockholders	$(2,070)	$(1,737)	$(9,791)	$3,873
Add: depreciation of properties	6,526	6,389	25,926	28,484
Add: our share of depreciation in unconsolidated joint ventures	1,426	1,307	5,545	5,292
Add: provision for credit loss	270	—	270	—
Add: casualty loss	—	323	—	323
Deduct: gain on sales of real estate	(806)	—	(806)	(604)
Deduct: our share of earnings from sale of unconsolidated joint venture properties	(209)	—	(209)	(14,744)
Adjust for non-controlling interests	(4)	(4)	(16)	(16)
Funds from operations	$5,133	$6,278	$20,919	$22,608

Adjustments for: deferred rent concessions and straight-line rent accruals	99	25	(801)	93
Adjust for: our share of deferred rent concessions and straight-line rent accruals	(42)	—	(147)	—
Add: our share of loss on extinguishment of debt from unconsolidated joint ventures	—	—	—	212
Add: amortization of restricted stock and RSU expense	1,256	692	4,877	4,768
Add: amortization of deferred mortgage and debt costs	284	273	1,150	1,072
Add: our share of deferred mortgage costs from unconsolidated joint venture properties	30	26	120	106
Add: amortization of fair value adjustment for mortgage debt	137	150	558	613
Less: insurance recovery of casualty loss	—	(323)	—	(323)
Less: gain on insurance recovery	—	—	—	(240)
Less: our share of gain on insurance proceeds from unconsolidated joint venture	—	—	—	(30)
Adjustments for non-controlling interests	—	(4)	(8)	(15)
Adjusted funds from operations	$6,897	$7,117	$26,668	$28,864

Funds from Operations
____________________________________________________________________________________________________________________

	Three months ended December 31,		Twelve months Ended December 31,
	2024	2023	2024	2023
GAAP Net (loss) income attributable to common stockholders	$(0.11)	$(0.09)	$(0.52)	$0.20
Add: depreciation of properties	0.35	0.34	1.38	1.50
Add: our share of depreciation in unconsolidated joint ventures	0.07	0.07	0.30	0.28
Add: provision for credit loss	0.02	—	0.01	—
Add: casualty loss	—	0.02	—	0.02
Deduct: gain on sales of real estate	(0.04)	—	(0.04)	(0.03)
Deduct: our share of earnings from sale of unconsolidated joint venture properties	(0.01)	—	(0.01)	(0.78)
Adjustment for non-controlling interests	—	—	—	—
Funds from operations per common share - diluted	0.28	0.34	1.12	1.19

Adjustment for: deferred rent concessions and straight-line rent accruals	0.01	—	(0.04)	—
Adjustment for: our share of deferred rent concessions and straight-line rent accruals	—	—	—	—
Add: our share of loss on extinguishment of debt from unconsolidated joint ventures	—	—	—	0.01
Add: amortization of restricted stock and RSU expense	0.05	0.04	0.25	0.25
Add: amortization of deferred mortgage and debt costs	0.02	0.01	0.06	0.06
Add: our share of amortization of deferred mortgage and debt costs from unconsolidated ventures	—	—	0.01	0.01
Add: amortization of fair value adjustment for mortgage debt	0.01	0.01	0.03	0.03
Less: insurance recovery of casualty loss	—	(0.02)	—	(0.02)
Deduct: gain on insurance recovery	—	—	—	(0.01)
Deduct: our share of gain on insurance proceeds from unconsolidated joint ventures	—	—	—	—
Adjustment for non-controlling interests	—	—	—	—
Adjusted funds from operations per common share - diluted	$0.37	$0.38	$1.43	$1.52

Diluted shares outstanding for FFO and AFFO	18,803,114	18,560,355	18,710,615	18,931,026

BRT Apartments Corp. (NYSE: BRT)
Consolidated Balance Sheets
(amounts in thousands, except per share amounts)

_____________________________________________________________________________________________________________________

	December 31,
	2024	2023
ASSETS
Real estate properties, net of accumulated depreciation	$615,915	$635,836
Investment in unconsolidated joint ventures	31,344	34,242
Loans, net of deferred fees and allowance for credit loss	17,667	—
Cash and cash equivalents	27,856	23,512
Restricted cash	3,221	632
Other assets	17,460	15,741
Total Assets	$713,463	$709,963

LIABILITIES AND EQUITY
Liabilities:
Mortgages payable, net of deferred costs	$446,471	$422,427
Junior subordinated notes, net of deferred costs	37,163	37,143
Credit facility	—	—
Accounts payable and accrued liabilities	24,915	21,948
Total Liabilities	508,549	481,518

Commitments and contingencies
Equity:
BRT Apartments Corp. stockholders' equity:
Preferred shares $.01 par value 2,000 shares authorized, none issued	—	—
Common stock, $.01 par value, 300,000 shares authorized;
17,872 and 17,536 shares outstanding	179	175
Additional paid-in capital	272,275	267,271
Accumulated deficit	(67,485)	(38,986)
Total BRT Apartments Corp. stockholders’ equity	204,969	228,460
Non-controlling interests	(55)	(15)
Total Equity	204,914	228,445
Total Liabilities and Equity	$713,463	$709,963

BRT Apartments Corp. (NYSE: BRT)
Preferred Equity Investments
(dollars in thousands)
________________________________________________________________________________________

The Company invested in two separate joint ventures which in turn acquired multifamily properties in the locations identified below. In accordance with GAAP, these investments are treated as loans. These investments are unsecured and are subordinate, including the payment of the returns thereon, to the mortgage debt encumbering the property acquired by the applicable joint venture. Information as to these investments at December 31, 2024 is summarized below (dollars and thousands):

Location	Investment Date	Annual Return	Current Return	Hurdle Return	Invested Amount	Redemption Date	Deferred fees	Estimated Credit Loss
Wilmington, NC	October 2024	13%	6.00%	7.00%	$7,000	November 2031	$135	$102
Kennesaw, GA	November 2024	13%	6.50%	6.50%	11,250	June 2029	178	168
					$18,250		$313	$270

The preferred equity investments above provide for a total return of 13%, of which 6.00% to 6.50% is payable monthly, subject to available cashflow, and is accrued when it is required to be paid by the sponsor. The remaining balance which we refer to as the Hurdle Return, is only paid from available cash flow after specified sponsor returns have been met and is only recorded when it is probable that it will be received.

BRT Apartments Corp. (NYSE: BRT)
Value-Add Program and Capital Expenditures
________________________________________________________________________________________

For the Quarter ended December 31, 2024
Value-Add Program
(Includes consolidated and unconsolidated amounts)
Units Rehabilitated (1)	Estimated Rehab Costs (2)	Estimated Rehab Costs Per unit	Estimated Average Monthly Rent Increase (3)	Estimated Annualized ROI (3)	Estimated units available to be renovated over next 24 months
17	$181,000	$10,620	$190	22%	320

(1) Refers to rehabilitated units with respect to which a new lease or renewal lease was entered into during the period.
(2) Reflects rehab costs incurred during the current and prior periods with respect to units completed, in which a new lease or renewal lease was entered into during the current period.
(3) These results are not necessarily indicative of the results that would be generated if such improvements were made across our portfolio of properties or at any particular property. Rents at a property may increase for reasons wholly unrelated to property improvements, such as changes in demand for rental units in a particular market or sub-market. Even if units are available to be renovated, the Company may decide not to renovate such units.

For the twelve months ended December 31, 2024
Capital Expenditures
(Includes consolidated and unconsolidated amounts)
	Gross Expenditures	Less: JV Partner Share	BRT Share of Expenditures (4)
Estimated Recurring Capital Expenditures (1)	$3,922,000	$499,000	$3,423,000
Estimated Non-Recurring Capital Expenditures (2)	4,775,000	688,000	4,087,000
Total Capital Expenditures	$8,697,000	$1,187,000	$7,510,000

Replacements (operating expense) (3)	$2,935,968	$254,771	$2,681,197

Estimated Recurring Capital Expenditures and Replacements per unit (7,707 units)	$890	$98	$792

(1) Recurring capital expenditures represent our estimate of expenditures incurred at the property to maintain the property's existing operation.
(2) Non-recurring capital expenditures represent our estimate of significant improvements to the common areas, property exteriors, or interior units of the property, and revenue enhancing upgrades.
(3) Replacements are expensed as incurred at the property.
(4) Based on BRT's pro-rata share.

BRT Apartments Corp. (NYSE: BRT)
Debt Analysis
As of December 31, 2024
(dollars in thousands)
____________________________________________________________________________________________________________________________________

Consolidated
Year	Total Principal Payments	Scheduled Amortization	Principal Payments Due at Maturity		Percent of Total Principal Payments Due At Maturity	Weighted Average Interest Rate (1)
2025	$19,860	$4,485	$15,375		4%	4.42%
2026	74,621	5,090	69,531		17%	4.12%
2027	46,190	3,395	42,795		10%	3.96%
2028	40,697	2,746	37,951		9%	4.47%
2029	56,272	2,455	53,817		13%	3.94%
Thereafter	212,841	19,575	193,266		47%	4.10%
Total	$450,481	$37,746	$412,735		100%

Unconsolidated (BRT pro rata share)
Year	Total Principal Payments	Scheduled Amortization	Principal Payments Due at Maturity		Percent of Total Principal Payments Due At Maturity	Weighted Average Interest Rate (1)
2025	$1,842	$1,842	—		—%	—%
2026	25,803	1,806	$23,997		22%	4.71%
2027	13,026	1,472	11,554		11%	4.15%
2028	34,265	450	33,815		31%	4.26%
2029	611	611	—		—%	—%
Thereafter	40,594	727	39,867		36%	3.32%
Total	$116,141	$6,908	$109,233		100%

Combined (2)
Year	Total Principal Payments	Scheduled Amortization	Principal Payments Due at Maturity		Percent of Total Principal Payments Due At Maturity	Weighted Average Interest Rate (1)
2025	$21,702	$6,327	$15,375		3%	4.42%
2026	100,424	6,896	93,528		18%	4.27%
2027	59,216	4,867	54,349		10%	4.00%
2028	74,962	3,196	71,766		14%	4.37%
2029	56,883	3,066	53,817		10%	3.94%
Thereafter	253,435	20,302	233,133		45%	3.98%
Total	$566,622	$44,654	$521,968		100%
Weighted Average Remaining Term to Maturity (2)			5.65	yrs
Weighted Average Interest Rate (2)			4.08%
Debt Service Coverage Ratio for the quarter ended December 31, 2024			2.09	(3)

(1) Based on balloon payments at maturity.
(2) Includes consolidated and BRT pro rata share unconsolidated amounts.
(3) See definition under "Non-GAAP Financial Measures and Definitions." Includes consolidated and 100% of the unconsolidated amounts.

Junior Subordinated Notes
Principal Balance	$37,400 excluding deferred costs of $237,000
Interest Rate	3 month SOFR + 2.26% (i.e., 6.75% at 12/31/2024); Rate in effect for payment made on January 30, 2025 was 6.85%
Maturity	April 30, 2036

Credit Facility (as of December 31, 2024)
Maximum Amount Available	Up to $40,000
Amount Outstanding	$0
Interest Rate	1 month term SOFR + 250 basis points (i.e., 6.96% at 12/31/2024) subject to a floor of 6%
Maturity	September 14, 2027

BRT Apartments Corp. (NYSE: BRT)
Portfolio Data by State
Quarter ended December 31, 2024
(dollars in thousands, except monthly rent amounts)

_____________________________________________________________________________________________________________________

Consolidated
	Units at period end	Revenues	Property Operating Expenses	NOI (1)	% of NOI Contribution	Weighted Average Occupancy	Weighted Average Monthly Rent per Occ. Unit (3)
Texas	600	$2,291	$1,400	$891	7.1%	91.4%	$1,205
Georgia	688	2,580	1,271	1,309	10.4%	89.5%	1,232
Florida	518	2,386	1,295	1,091	8.7%	95.5%	1,477
Ohio	264	993	528	465	3.7%	96.1%	1,163
Virginia	220	1,251	470	781	6.2%	97.4%	1,732
North Carolina	264	1,081	435	646	5.1%	96.3%	1,297
South Carolina	474	2,192	1,343	849	6.8%	93.2%	1,467
Tennessee	702	3,499	1,265	2,234	17.8%	92.5%	1,656
Alabama	740	2,801	1,275	1,526	12.1%	94.8%	1,188
Missouri	174	910	447	463	3.7%	94.4%	1,645
Mississippi	776	3,175	1,098	2,077	16.5%	95.2%	1,335
Legacy assets and misc.	—	361	116	245	1.9%	N/A	N/A
Totals	5,420	$23,520	$10,943	$12,577	100%	93.7%	$1,371

Unconsolidated (Pro-Rata Share) (1)
	Units at period end	Revenues	Property Operating Expenses	NOI (1)	% of NOI Contribution	Weighted Average Occupancy	Weighted Average Rent per Occ. Unit (3)
Texas	1,103	$2,549	$1,246	$1,303	42.0%	91.7%	$1,456
South Carolina	713	1,339	503	836	26.9%	94.5%	1,564
Georgia	271	961	445	516	16.6%	95.7%	1,514
Alabama	200	621	274	347	11.2%	97.2%	1,221
Other and misc. (2)	240	216	114	102	3.3%	N/A	N/A
	2,527	$5,686	$2,582	$3,104	100.0%	93.6%	$1,476
_________________________________________________________________________________
(1) See the reconciliation of NOI to net income, as calculated in accordance with GAAP, and the definition of NOI and pro-rata share under "Non-GAAP Financial
Measures and Definitions."
(2) Property in lease up
(3) Amount does not reflect concessions

BRT Apartments Corp. (NYSE: BRT)
Portfolio Data by State
Twelve months ended December 31, 2024
(dollars in thousands, except monthly rent amounts)

____________________________________________________________________________________________________________________

Consolidated
	Units at period end	Revenues	Property Operating Expenses	NOI (1)	% of NOI Contribution	Weighted Average Occupancy	Weighted Average Rent per Occ. Unit (3)
Texas	600	$9,278	$5,259	$4,019	7.8%	92.5%	$1,200
Georgia	688	10,538	5,442	5,096	9.9%	91.0%	1,238
Florida	518	9,448	4,791	4,657	9.1%	95.0%	1,467
Ohio	264	3,928	1,962	1,966	3.8%	95.2%	1,157
Virginia	220	4,860	1,988	2,872	5.6%	96.7%	1,700
North Carolina	264	4,279	1,771	2,508	4.9%	95.3%	1,286
South Carolina	474	8,811	4,907	3,904	7.6%	94.6%	1,457
Tennessee	702	13,616	5,662	7,954	15.5%	93.5%	1,592
Alabama	740	11,285	5,154	6,131	12.0%	94.5%	1,191
Missouri	174	3,736	1,749	1,987	3.9%	94.9%	1,684
Mississippi	776	12,545	4,410	8,135	15.9%	94.9%	1,315
Legacy assets and misc.	—	2,449	460	1,989	3.9%	N/A	N/A
Totals	5,420	$94,773	$43,555	$51,218	100%	94.0%	$1,358

Unconsolidated (Pro-Rata Share)(1)
	Units at period end	Revenues	Property Operating Expenses	NOI (1)	% of NOI Contribution	Average Occupancy	Average Rent per Occ. Unit (3)
Texas	1,103	$10,438	$5,358	$5,080	42.8%	92.4%	$1,497
South Carolina	713	5,351	1,990	3,361	28.3%	94.6%	1,559
Georgia	271	3,867	1,869	1,998	16.8%	94.7%	1,529
Alabama	200	2,410	1,130	1,280	10.8%	97.6%	1,167
Other and misc. (2)	240	515	357	158	1.3%	N/A	N/A
Totals	2,527	$22,581	$10,704	$11,877	100%	93.8%	$1,490

_________________________________________________________________________________
(1) See the reconciliation of NOI to net income, as calculated in accordance with GAAP, and the definition of NOI and pro-rata share under "Non-GAAP Financial
Measures and Definitions."
(2) Property in lease up
(3) Amount does not reflect concessions

BRT Apartments Corp. (NYSE: BRT)
Combined Portfolio Metrics (1)
Quarter ended December 31, 2024 and 2023
(dollars in thousands)
____________________________________________________________________________________________________________________

	Three months ended December 31,
	2024	2023	% Change
Combined Revenues	$28,573	$28,459	0.4%

Combined Operating Expenses
Payroll	$2,504	$2,541	(1.5)%
Real Estate taxes	3,156	2,917	8.2%
Management Fees	807	805	0.2%
Insurance	1,458	1,309	11.4%
Utilities	1,849	1,704	8.5%
Repairs and Maintenance	2,063	1,546	33.4%
Replacements	568	578	(1.7)%
Advertising, Leasing and Other	890	1,051	(15.3)%
Total Combined Operating Expenses	$13,295	$12,451	6.8%

Total Combined Operating Income	$15,278	$16,008	(4.6)%
_______________________________

(1) Please refer to Non-GAAP Financial Measures, Definitions and Reconciliations for definition of Combined Same Store and reconciliation of Net Operating
Income. Combined portfolio refers to the consolidated same store properties, the unconsolidated same store properties presented, on a pro rata share basis, with a total number of 7,707 units (excluding Stono Oaks).

BRT Apartments Corp. (NYSE: BRT)

Combined Portfolio Metrics (1)
Year ended December 31, 2024 and 2023
(dollars in thousands)
____________________________________________________________________________________________________________________

	Twelve months Ended December 31,
	2024	2023	% Change
Combined Revenues	$115,366	$113,242	1.9%

Combined Operating Expenses
Payroll	$9,887	$9,901	(0.1)%
Real Estate taxes	13,707	12,954	5.8%
Management Fees	3,246	3,231	0.5%
Insurance	5,772	4,962	16.3%
Utilities	7,167	6,785	5.6%
Repairs and Maintenance	6,860	6,704	2.3%
Replacements	2,681	2,487	7.8%
Advertising, Leasing and Other	4,122	4,158	(0.9)%
Total Combined Operating Expenses	$53,442	$51,182	4.4%

Total Combined Operating Income	$61,924	$62,060	(0.2)%
_______________________________
(1)Please refer to Non-GAAP Financial Measures, Definitions and Reconciliations for definition of Combined Portfolio and reconciliation of Net Operating Income. Combined portfolio refers to the consolidated same store properties, the unconsolidated same store properties, presented on a pro rata share basis, with a total number of 7,707 units (excluding Stono Oaks)..

BRT Apartments Corp. (NYSE: BRT)
Portfolio Table
As of December 31, 2024
___________________________________________________________________________________________

Property	City	State	Year Built	Year Acquired	Property Age	Units	Q4 2024 Avg. Occupancy	Q4 2024 Avg. Rent per Occupied. Unit
Consolidated Properties - All 100% owned
Silvana Oaks	North Charleston	SC	2010	2012	14	208	92.8%	$1,568
Avondale Station	Decatur	GA	1954	2012	70	212	90.1%	1,390
Newbridge Commons	Columbus	OH	1999	2013	25	264	96.1%	1,163
Brixworth at Bridgestreet	Huntsville	AL	1985	2013	39	208	94.7%	1,046
Avalon	Pensacola	FL	2008	2014	16	276	95.0%	1,502
Crossings of Bellevue	Nashville	TN	1985	2014	39	300	93.8%	1,448
Parkway Grande	San Marcos	TX	2014	2015	10	192	91.5%	1,254
Woodland Trails	LaGrange	GA	2010	2015	14	236	90.0%	1,378
Kilburn Crossing	Fredericksburg	VA	2005	2016	19	220	97.4%	1,732
Verandas at Alamo Ranch	San Antonio	TX	2015	2016	9	288	89.3%	1,160
Grove at River Place	Macon	GA	1988	2016	36	240	88.5%	942
Civic Center 1	Southaven	MS	2002	2016	22	392	96.3%	1,312
Civic Center 2	Southaven	MS	2005	2016	19	384	94.1%	1,358
Vanguard Heights	Creve Coeur	MO	2016	2017	8	174	94.4%	1,645
Jackson Square	Tallahassee	FL	1996	2017	28	242	96.1%	1,450
Woodland Apartments	Boerne	TX	2007	2017	17	120	96.4%	1,230
Magnolia Pointe	Madison	AL	1991	2017	33	204	93.3%	1,200
Bell's Bluff	Nashville	TN	2019	2018	5	402	91.5%	1,815
Crestmont at Thornblade	Greenville	SC	1998	2018	26	266	93.5%	1,389
Somerset at Trussville	Trussville	AL	2007	2019	17	328	95.7%	1,270
Abbotts Run	Wilmington	NC	2001	2020	23	264	96.3%	1,297

Age Weighted Avg. Age/Total Consolidated					23	5,420

Properties owned by Unconsolidated Joint Ventures (excluding preferred equity investments)
									% Ownership
Pointe at Lenox Park	Atlanta	GA	1989	2016	35	271	95.7%	1,514	74.0%
Gateway Oaks	Forney	TX	2016	2016	8	313	93.9%	1,367	50.0%
Mercer Crossing	Dallas	TX	2015	2017	9	509	91.0%	1,625	50.0%
Canalside Lofts	Columbia	SC	2008	2017	16	374	94.0%	1,455	32.0%
Landings of Carrier Parkway	Grand Prairie	TX	2001	2018	23	281	90.7%	1,252	50.0%
Canalside Sola	Columbia	SC	2015	2018	9	339	95.0%	1,684	46.2%
The Village at Lakeside	Auburn	AL	1988	2019	36	200	97.2%	1,221	80.0%

Weighted Avg. Age/Total Unconsolidated					17	2,287

Lease-up
Stono Oaks	Johns Island	SC				240

Weighted Avg./Total Portfolio					21	7,947

BRT Apartments Corp. (NYSE: BRT)

APPENDIX

BRT Apartments Corp. (NYSE: BRT)
NON-GAAP FINANCIAL MEASURES AND DEFINITIONS
(dollars in thousands)
________________________________________________________________________________________

Adjusted Funds from Operations (AFFO)
BRT computes AFFO by adjusting FFO for loss on extinguishment of debt, our straight-line rent accruals, restricted stock and RSU compensation expense, fair value adjustment of mortgage debt, gain on insurance recovery, insurance recovery from casualty loss and deferred mortgage and debt costs (including, in each case as applicable, from our share from our unconsolidated joint ventures). Since the NAREIT White Paper does not provide guidelines for computing AFFO, the computation of AFFO may vary from one REIT to another.

Allowance for Credit Losses
The CECL reserve required under ASU 2016-13 “Financial Instruments – Credit Losses – Measurement of Credit Losses on Financial Instruments (Topic 326)” (“ASU 2016-13”), reflects the Company's estimate as of the balance sheet date of potential credit losses related to its loan portfolio. Changes to the CECL reserve are recognized through a provision for or reversal of current expected credit loss reserve on the Company's consolidated statements of operations. ASU 2016-13 specifies the reserve should be based on relevant information about past events, including historical loss experience, current loan portfolio, market conditions and reasonable and supportable macroeconomic forecasts for the duration of each loan.

Combined Portfolio
Combined portfolio refers to the consolidated same store properties, the unconsolidated same store properties presented on a pro rata share basis, and the other multifamily properties that BRT currently owns presented at 100% ownership for all periods presented.

Debt Service Coverage Ratio
Debt service coverage ratio is net operating income ("NOI") divided by total debt service and includes both consolidated and unconsolidated assets.

Funds from Operations (FFO)
BRT computes FFO in accordance with the "White Paper on Funds From Operations" issued by the National Association of Real Estate Investment Trusts ("NAREIT") and NAREIT's related guidance. FFO is defined in the White Paper as net income (calculated in accordance with GAAP), excluding depreciation and amortization related to real estate, gains and losses from the sale of certain real estate assets, gains and losses from change in control, impairment write-downs of certain real estate assets and investments in entities where the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect funds from operations on the same basis. In computing FFO, we do not add back to net income the amortization of costs in connection with our financing activities or depreciation of non-real estate assets.

Net Operating Income (NOI)
BRT computes NOI by adjusting net income (loss) to (a) add back (1) interest expense, (2) general and administrative expenses, (3) depreciation expense, (4) impairment charges, (5) provision for taxes, (6) loss on extinguishment of debt, (7) equity in loss of unconsolidated joint ventures, (8) casualty loss and (9) the impact of non-controlling interests, and (b) deduct (1) other income, (2) gain on sale of real estate (3) gain on sale of partnership interest, (4) equity in earnings from sale of consolidated joint venture properties, (5) insurance recovery of casualty loss and (6) gain on insurance recoveries.

Pro-Rata Share
BRT's pro-rata share gives effect to its percentage equity interest in the unconsolidated joint ventures that own properties. Due to the operation of allocation/distribution provision of the joint venture agreements pursuant to which BRT participates in the ownership of these properties, BRT's share of the gain and loss on the sale of a property may be less than implied by BRT's percentage equity interest. Notwithstanding the foregoing, when referring to the number of units, average occupancy, and average rent per unit, the amount shown reflects 100% of the amount.

Same Store
Same store properties refer to stabilized properties (as described below) that we owned and operated for the entirety of periods being compared, except for properties that are under construction, in lease-up, or are undergoing development or redevelopment. We move properties previously excluded from our same store portfolio (because they were under construction, in lease up or are in development or redevelopment) into the same store designation once they have stabilized and such status has been reflected fully in all applicable periods of comparison.

BRT Apartments Corp. (NYSE: BRT)
NON-GAAP FINANCIAL MEASURES AND DEFINITIONS
(dollars in thousands)
________________________________________________________________________________________

Stabilized Properties
Newly constructed, lease-up, development and redevelopment properties are deemed stabilized upon the earlier to occur of the first full calendar quarter beginning (a) 12 months after the property is fully completed and put in service and (b) attainment of at least 90% physical occupancy.

Total Debt Service
Total debt service is the cash required to cover the repayment of interest and principal on a debt for a particular period. Total debt service is used in the calculation of the debt service coverage ratio which is used to determine the borrower’s ability to make debt service payments.

BRT Apartments Corp. (NYSE: BRT)
Consolidated Same Store Comparisons (1)
Quarters ended December 31, 2024 and 2023
(dollars in thousands, except monthly rent amounts)
_____________________________________________________________________________________________________________________

		Revenues			Property Operating Expenses			NOI (2)
	Units	2024	2023	% Change	2024	2023	% Change	2024	2023	% Change
Georgia	688	$2,580	$2,624	(1.7)%	$1,271	$1,183	7.4%	$1,309	$1,441	(9.2)%
Florida	518	2,386	2,335	2.2%	1,295	1,183	9.5%	1,091	1,152	(5.3)%
Texas	600	2,291	2,335	(1.9)%	1,400	1,205	16.2%	891	1,130	(21.2)%
Ohio	264	993	943	5.3%	528	380	38.9%	465	563	(17.4)%
Virginia	220	1,251	1,152	8.6%	470	482	(2.5)%	781	670	16.6%
North Carolina	264	1,081	1,049	3.1%	435	402	8.2%	646	647	(0.2)%
South Carolina	474	2,192	2,177	0.7%	1,343	1,123	19.6%	849	1,054	(19.4)%
Alabama	740	2,801	2,787	0.5%	1,275	1,176	8.4%	1,526	1,611	(5.3)%
Missouri	174	910	972	(6.4)%	447	379	17.9%	463	593	(21.9)%
Mississippi	776	3,175	3,081	3.1%	1,098	1,043	5.3%	2,077	2,038	1.9%
Tennessee	702	3,499	3,540	(1.2)%	1,265	1,588	(20.3)%	2,234	1,952	14.4%
Miscellaneous	—	(97)	—	—	—	—	—	(97)	—	—
Totals	5,420	$23,062	$22,995	0.3%	$10,827	$10,144	6.7%	$12,235	$12,851	(4.8)%

		Weighted Average Occupancy			Weighted Average Monthly Rent per Occupied Unit
		2024	2023	% Change	2024	2023	% Change
Georgia		89.5%	91.5%	(2.2)%	$1,232	$1,238	(0.5)%
Florida		95.5%	95.7%	(0.2)%	1,477	1,442	2.4%
Texas		93.0%	92.2%	0.9%	1,205	1,213	(0.7)%
Ohio		96.1%	94.6%	1.6%	1,163	1,135	2.5%
Virginia		97.4%	95.3%	2.2%	1,732	1,632	6.1%
North Carolina		96.3%	94.2%	2.2%	1,297	1,277	1.6%
South Carolina		93.2%	94.8%	(1.7)%	1,467	1,443	1.7%
Alabama		94.7%	93.6%	1.2%	1,188	1,195	(0.6)%
Missouri		94.4%	95.6%	(1.3)%	1,645	1,718	(4.2)%
Mississippi		95.2%	95.3%	(0.1)%	1,335	1,297	2.9%
Tennessee		92.5%	92.0%	0.5%	1,656	1,688	(1.9)%
Weighted Average		93.7%	93.6%	0.1%	$1,371	$1,362	0.7%
__________________________________________________
(1) See definition of Same Store under "Non-GAAP Financial Measures and Definitions"
(2) See the reconciliation of NOI to net income, as calculated in accordance with GAAP, and the definition of NOI under "Non-GAAP Financial Measures and
Definitions."

BRT Apartments Corp. (NYSE: BRT)

Consolidated Same Store Comparisons (1)
Twelve months ended December 31, 2024 and 2023
(dollars in thousands, except monthly rent amounts)
____________________________________________________________________________________________________________________

		Revenues			Property Operating Expenses			NOI (2)
	Units	2024	2023	% Change	2024	2023	% Change	2024	2023	% Change
Georgia	688	$10,538	$10,571	(0.3)%	$5,442	$5,031	8.2%	$5,096	$5,540	(8.0)%
Florida	518	9,448	9,429	0.2%	4,791	4,560	5.1%	4,657	4,869	(4.4)%
Texas	600	9,278	9,231	0.5%	5,259	5,317	(1.1)%	4,019	3,914	2.7%
Ohio	264	3,928	3,750	4.7%	1,962	1,639	19.7%	1,966	2,111	(6.9)%
Virginia	220	4,860	4,586	6.0%	1,988	1,833	8.5%	2,872	2,753	4.3%
Tennessee	702	13,616	14,088	(3.4)%	5,662	6,023	(6.0)%	7,954	8,065	(1.4)%
Alabama	740	11,285	11,193	0.8%	5,154	4,870	5.8%	6,131	6,323	(3.0)%
Missouri	174	3,736	3,802	(1.7)%	1,749	1,682	4.0%	1,987	2,120	(6.3)%
Mississippi	776	12,545	12,185	3.0%	4,410	4,251	3.7%	8,135	7,934	2.5%
North Carolina	264	4,279	4,168	2.7%	1,771	1,659	6.8%	2,508	2,509	0.0%
South Carolina	474	8,811	8,586	2.6%	4,907	4,477	9.6%	3,904	4,109	(5.0)%
Miscellaneous	—	855	—	—	—	—	0.0%	855	—	—
Totals	5,420	$93,179	$91,589	1.7%	$43,095	$41,342	4.2%	$50,084	$50,247	(0.3)%

		Weighted Average Occupancy			Weighted Average Monthly Rent per Occupied Unit
		2024	2023	% Change	2024	2023	% Change
Georgia		91.0%	93.1%	(2.3)%	$1,238	$1,222	1.3%
Florida		95.0%	95.3%	(0.3)%	1,467	1,451	1.1%
Texas		93.3%	92.3%	1.1%	1,200	1,211	(0.9)%
Ohio		95.2%	96.5%	(1.3)%	1,157	1,104	4.8%
Virginia		96.7%	95.8%	0.9%	1,700	1,623	4.7%
Tennessee		93.2%	93.5%	(0.3)%	1,592	1,641	(3.0)%
Alabama		95.0%	93.9%	1.2%	1,191	1,186	0.4%
Missouri		94.9%	94.9%	0.0%	1,684	1,711	(1.6)%
Mississippi		94.9%	95.4%	(0.5)%	1,315	1,267	3.8%
North Carolina		95.2%	94.7%	0.5%	1,286	1,251	2.8%
South Carolina		94.6%	95.2%	(0.6)%	1,457	1,407	3.6%
Weighted Average		94.0%	94.2%	(0.2)%	$1,358	$1,343	1.1%
________________________________________
(1) See definition of Same Store under "Non-GAAP Financial Measures and Definitions"
(2) See the reconciliation of NOI to net income, as calculated in accordance with GAAP, and the definition of NOI under "Non-GAAP Financial Measures and Definitions."

BRT Apartments Corp. (NYSE: BRT)
Unconsolidated Same Store Comparisons (1)
Quarters ended December 31, 2024 and 2023
BRT Pro-rata Share
(dollars in thousands, except monthly rent amounts)
________________________________________________________________________________________

		Revenues			Property Operating Expenses			NOI (2)
	Units	2024	2023	% Change	2024	2023	% Change	2024	2023	% Change
Texas	1,103	$2,549	$2,652	(3.9)%	$1,246	$1,162	7.2%	$1,303	$1,490	(12.6)%
Georgia	271	961	956	0.5%	445	432	3.0%	515	524	(1.7)%
South Carolina	713	1,339	1,286	4.1%	503	445	13.0%	836	841	(0.6)%
Alabama	200	621	570	8.9%	274	268	2.2%	347	302	14.9%
Miscellaneous	—	41	—	—	—	—	0.0%	41	—	—
Totals	2,287	$5,511	$5,464	0.9%	$2,468	$2,307	7.0%	$3,043	$3,157	(3.6)%

		Weighted Average Occupancy			Weighted Average Monthly Rent per Occupied Unit
		2024	2023	% Change	2024	2023	% Change
Texas		91.7%	91.8%	(0.1)%	$1,456	$1,551	(6.1)%
Georgia		95.7%	94.8%	0.9%	1,514	1,542	(1.8)%
South Carolina		94.5%	93.5%	1.1%	1,564	1,530	2.2%
Alabama		97.2%	96.0%	1.3%	1,221	1,117	9.3%
Weighted Average		93.5%	93.0%	0.6%	$1,476	$1,504	(1.9)%
________________________________________
(1) See definition of Same Store under "Non-GAAP Financial Measures and Definitions"
(2) See the reconciliation of NOI to net income, as calculated in accordance with GAAP, and the definition of NOI and pro-rata share under "Non-GAAP Financial
Measures and Definitions."

BRT Apartments Corp. (NYSE: BRT)
Unconsolidated Same Store Comparisons (1)
Twelve months ended December 31, 2024 and 2023
BRT Pro-rata Share
(dollars in thousands, except monthly rent amounts)
_______________________________________________________________________________________

		Revenues			Property Operating Expenses			NOI (2)
	Units	2024	2023	% Change	2024	2023	% Change	2024	2023	% Change
Texas	1,103	$10,438	$10,488	(0.5)%	$5,358	$5,040	6.3%	$5,080	$5,448	(6.8)%
Georgia	271	3,867	3,813	1.4%	1,869	1,830	2.1%	1,998	1,983	0.8%
South Carolina	713	5,351	5,114	4.6%	1,990	1,855	7.3%	3,361	3,259	3.1%
Alabama	200	2,410	2,238	7.7%	1,130	1,115	1.3%	1,280	1,123	14.0%
Miscellaneous	—	121	—	—	—	—	#DIV/0!	121	—	—
Totals	2,287	$22,187	$21,653	2.5%	$10,347	$9,840	5.2%	$11,840	$11,813	0.2%

		Weighted Average Occupancy			Weighted Average Monthly Rent per Occupied Unit
		2024	2023	% Change	2024	2023	% Change
Texas		92.4%	92.3%	0.1%	$1,497	$1,530	(2.2)%
Georgia		94.7%	95.8%	(1.1)%	1,529	1,507	1.5%
South Carolina		94.6%	94.0%	0.6%	1,559	1,488	4.8%
Alabama		97.7%	97.5%	0.2%	1,167	1,073	8.8%
Weighted Average		93.8%	93.7%	0.1%	$1,490	$1,473	1.2%
________________________________________
(1) See definition of Same Store under "Non-GAAP Financial Measures and Definitions"
(2) See the reconciliation of NOI to net income, as calculated in accordance with GAAP, and the definition of NOI and pro-rata share under "Non-GAAP Financial
Measures and Definitions."

BRT Apartments Corp. (NYSE: BRT)
RECONCILIATIONS
(dollars in thousands)
________________________________________________________________________________________

The following tables provides a reconciliation of NOI to net income attributable to common stockholders as computed in accordance with GAAP for the periods presented for the consolidated properties:

Consolidated	Three months ended December 31,		Twelve months Ended December 31,
	2024	2023	2024	2023
GAAP Net (loss) income attributable to common stockholders	$(2,070)	$(1,737)	$(9,791)	$3,873
Less: Other Income	(449)	(143)	(857)	(548)
Add: Interest expense	5,828	5,584	22,596	22,161
General and administrative	3,819	3,513	15,595	15,433
Depreciation and amortization	6,526	6,389	25,926	28,484
Provision for credit loss	270	—	270	—
Provision for taxes	71	49	(226)	54
Less: Gain on sale of real estate	(806)	—	(806)	(604)
Casualty loss	—	323	—	323
Adjust for: Equity in (earnings) loss of unconsolidated joint venture properties	(658)	(588)	(1,644)	(2,293)
Less: Equity in earnings from sale of unconsolidated joint venture properties	—	—	—	(14,744)
Insurance recovery of casualty loss	—	(317)	—	(793)
Gain on insurance recovery	—	—	—	(240)
Add: Net loss attributable to non-controlling interests	46	36	155	142
Net Operating Income	$12,577	$13,109	$51,218	$51,248

Less: Non-same store and non- multi -family Net Operating Income	342	258	1,134	1,001
Same store Net Operating Income	$12,235	$12,851	$50,084	$50,247

BRT Apartments Corp. (NYSE: BRT)
RECONCILIATIONS
(dollars in thousands)
________________________________________________________________________________________

The following tables provides a reconciliation of BRT's Equity in earnings from NOI to net income attributable to common stockholders as computed in accordance with GAAP for the periods presented for BRT's pro rata share of the unconsolidated properties:

Unconsolidated	Three months ended December 31,		Twelve months Ended December 31,
	2024	2023	2024	2023
BRT equity in earnings from joint ventures	$658	$588	$1,644	$17,037
Add: Interest expense	1,229	1,131	4,923	4,738
Depreciation	1,426	1,307	5,545	5,291
Loss on extinguishment of debt	—	—	—	212
Impairment of assets	—	—	—	—
Less: Gain on sale of real estate	—	—	—	(14,744)
Other equity earnings	(209)	(8)	(235)	(127)
Insurance recoveries	—		—	—
Gain on sale of insurance recoveries	—	—	—	(30)
Net Operating Income	$3,104	$3,018	$11,877	$12,377

Less: Non-same store Net Operating Income	102	(139)	158	564
Same store Net Operating Income	$3,002	$3,157	$11,719	$11,813

Consolidated same store Net Operating Income	$12,235	$12,851	$50,084	$50,247
Unconsolidated same store Net Operating Income	3,002	3,157	11,719	11,813
Combined Portfolio Net Operating Income	$15,237	$16,008	$61,803	$62,060

BRT Apartments Corp. (NYSE: BRT)
RECONCILIATIONS
(dollars in thousands)

_____________________________________________________________________________________________________________________

The condensed income statements for the unconsolidated properties below, for the three months ended December 31, 2024 and 2023, presents BRT's pro-rata information.

	Three months ended December 31, 2024
	Total	Partner Share	BRT Share
Revenues:
Rental and other revenue	$11,653	$5,967	$5,686
Total revenues	11,653	5,967	5,686
Expenses:
Real estate operating expenses	5,378	2,796	2,582
Interest expense	2,849	1,620	1,229
Depreciation	3,159	1,733	1,426
Total expenses	11,386	6,149	5,237

Total revenues less total expenses	267	(182)	449

Equity in earnings of joint ventures	209	—	209
Net income	$476	$(182)	$658	(1)

	Three Months Ended December 31, 2023
	Total	Partner Share	BRT Share
Revenues:
Rental and other revenue	$10,541	$5,096	$5,445
Total revenues	10,541	5,096	5,445
Expenses:
Real estate operating expenses	4,742	2,315	2,427
Interest expense	2,211	1,080	1,131
Depreciation	2,570	1,264	1,306
Total expenses	9,523	4,659	4,864

Total revenues less total expenses	1,018	437	581

Equity in earnings of joint ventures	7	—	7
Impairment of assets	—	—	—
Insurance recoveries	—	—	—
Net loss	$1,025	$437	$588	(1)
_______________________
(1) Reflects BRT's share as determined in accordance with GAAP - not its pro-rata share

BRT Apartments Corp. (NYSE: BRT)
RECONCILIATIONS
(dollars in thousands)

_____________________________________________________________________________________________________________________

The condensed income statements below present for the periods indicated a reconciliation of the information that appears in note 8 of BRT's Annual Report on Form 10-K to the BRT pro rata information presented here in this supplemental.

	Twelve months Ended December 31, 2024
	Total	Partner Share	BRT Share
Revenues:
Rental and other revenue	$45,182	$22,601	$22,581
Total revenues	45,182	22,601	22,581
Expenses:
Real estate operating expenses	21,840	11,136	10,704
Interest expense	11,357	6,434	4,923
Depreciation	11,873	6,328	5,545
Total expenses	45,070	23,898	21,172

Total revenues less total expenses	112	(1,297)	1,409

Equity in earnings of joint ventures	235	—	235
Gain on insurance recoveries	—	—	—
Gain on sale of real estate properties	—	—	—
Loss on extinguishment of debt	—	—	—
Net income	$347	$(1,297)	$1,644

	Twelve months Ended December 31, 2023
	Total	Partner Share	BRT Share
Revenues:
Rental and other revenue	$44,785	$21,706	$23,079
Total revenues	44,785	21,706	23,079
Expenses:
Real estate operating expenses	20,577	9,875	10,702
Interest expense	9,268	4,530	4,738
Depreciation	10,403	5,113	5,290
Total expenses	40,248	19,518	20,730

Total revenues less total expenses	4,537	2,188	2,349

Equity in earnings of joint ventures	126	—	126
Impairment of assets	—	—	—
Insurance recoveries	—	—	—
Gain on insurance recoveries	65	35	30
Gain on sale of real estate properties	38,418	23,674	14,744
Loss on extinguishment of debt	(561)	(349)	(212)
Net loss	$42,585	$25,548	$17,037

BRT Apartments Corp. (NYSE: BRT)
Balance Sheet of Unconsolidated Joint Ventures
(dollars in thousands)

_____________________________________________________________________________________________________________________

The condensed balance sheet below at December 31, 2024, represent a reconciliation of the information that appears in note 8 of BRT's Annual Report on Form 10-K to the BRT pro rata information presented here in the supplemental. The Company held interests in unconsolidated joint ventures that own eight multi-family properties (the "Unconsolidated Properties"). The condensed balance sheet below presents information regarding such properties (dollars in thousands):

	December 31, 2024
	TOTAL	BRT Share	Partner Share
ASSETS
Real estate properties, net of accumulated depreciation	$318,594	$143,722	$174,872
Cash and cash equivalents	5,549	2,315	3,234
Other assets	5,567	2,822	2,745
Total Assets	$329,710	$148,859	$180,851

LIABILITIES AND EQUITY
Liabilities:
Mortgages payable, net of deferred costs	251,112	115,735	135,377
Accounts payable and accrued liabilities	5,148	2,160	2,988
Total Liabilities	256,260	117,895	138,365
Commitments and contingencies

Equity:
Total unconsolidated joint venture equity	73,450	30,964	42,486
Total Liabilities and Equity	$329,710	$148,859	$180,851